SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES


                                 -----------------

                          DWS Short Duration Plus Fund

The following information replaces similar disclosure in the "Portfolio management" section of the prospectuses:

The following people handle the day-to-day management of the fund.



  William Chepolis, CFA                    Thomas Picciochi
  Managing Director of Deutsche Asset      Director of Deutsche Asset Management
  Management and Portfolio Manager of      and Portfolio Manager of the fund.
  the fund.                                o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management         in 1999, formerly serving as
      in 1998 after 13 years of                portfolio manager for Absolute
      experience as vice president and         Return Strategies, after 13 years
      portfolio manager for Norwest            of experience in various research
      Bank, where he managed the bank's        and analysis positions at State
      fixed income and foreign exchange        Street Global Advisors, FPL
      portfolios.                              Energy, Barnett Bank, Trade
  o   Portfolio Manager for Retail             Finance Corporation and Reserve
      Mortgage Backed Securities: New          Financial Management.
      York.                                o   Senior portfolio manager for
  o   Joined the fund in 2002.                 Quantitative Strategies:
  o   BIS, University of Minnesota.            New York.
                                           o   Joined the fund in 2007.
                                           o   BA and MBA, University of Miami.
  Matthew F. MacDonald
  Director of Deutsche Asset Management    Gary Sullivan, CFA
  and Portfolio Manager of the fund.       Director of Deutsche Asset Management
  o   Joined Deutsche Asset Management     and Portfolio Manager of the fund.
      and the fund in 2006 after 14        o   Joined Deutsche Asset Management
      years of fixed income experience         in 1996 and the fund in 2006.
      at Bank of America Global                Served as the head of the High
      Structured Products and PPM              Yield group in Europe and as an
      America, Inc., where he was              Emerging Markets portfolio
      portfolio manager for public             manager.
      fixed income, including MBS, ABS,    o   Prior to that, four years at
      CDOs and corporate bonds;                Citicorp as a research analyst
      earlier, as an analyst for MBS,          and structurer of collateralized
      ABS and money markets; and               mortgage obligations. Prior to
      originally, at Duff & Phelps             Citicorp, served as an officer in
      Credit Rating Company.                   the US Army from 1988 to 1991.
  o   Portfolio Manager for Retail         o   BS, United States Military
      Mortgage Backed Securities:              Academy (West Point); MBA, New
      New York.                                York University, Stern School of
  o   BA, Harvard University; MBA,             Business.
      University of Chicago Graduate
      School of Business.



                                                                     [Logo]DWS
                                                                       SCUDDER
August 23, 2007                                            Deutsche Bank Group

  Robert Wang
  Managing Director of Deutsche Asset
  Management and Portfolio Manager of
  the fund.
  o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
  o   Global Head of Quantitative
      Strategies Portfolio Management: New
      York.
  o   Joined the fund in 2005.
  o   BS, The Wharton School, University of
      Pennsylvania.






















               Please Retain This Supplement for Future Reference









August 23, 2007
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